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                                                              Exhibit 99.906CERT

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended October 31, 2003 of Stonebridge Funds Trust (the "Company").

I, Richard C. Barrett, the President of the Company, certify that:

    (i) the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

    (ii) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:    January 7, 2004

By:       /s/ Richard C. Barrett
          ----------------------
          Richard C. Barrett
          President

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This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended October 31, 2003 of Stonebridge Funds Trust (the "Company").

I, Debra L. Newman, the Vice President and Treasurer of the Company, certify that:

    (i) the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

    (ii) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:    January 7, 2004

By:       /s/ Debra L. Newman
          -------------------
          Debra L. Newman
          Vice President and Treasurer